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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): December 18, 2000


                              SYMANTEC CORPORATION
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             (Exact name of registrant as specified in its charter)

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
                Delaware                          0-17781                        77-181864
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(State of Incorporation or Organization)  (Commission File Number)  (I.R.S. Employer Identification No.)

20330 Stevens Creek Boulevard, Cupertino, California                               95014
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      (Address of principal executive offices)                                   (Zip Code)
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Registrant's telephone no., including area code:  (408) 253-9600
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION ASSETS.

ITEM 5. OTHER EVENTS.

     As previously reported in Registrant's Registration Statement on Form S-8 filed on December 19, 2000, File No. 333-52200, (and by press release on December 18, 2000), on December 18, 2000, Apache Acquisition Corp., a Delaware corporation and a wholly- owned subsidiary of the Registrant (the "Merger Sub") merged with and into AXENT Technologies, Inc., a Delaware corporation ("AXENT"), AXENT became a wholly-owned subsidiary of the Registrant and all outstanding shares of AXENT's common stock were converted into 0.5 shares of the Registrant's common stock. The transaction was pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated July 26, 2000, and will be accounted for as a purchase.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statement of Business Acquired.

     The financial statements of the business acquired are not being filed with this Report. Such financial statements, if required, will be filed on or before March 2, 2001 with the Securities and Exchange Commission (the "Commission").

(b)  Pro Forma Financial Information.

     The pro forma financial information is not being filed with this Report. Such financial statements, if required, will be filed on or before March 2, 2001 with the Commission.

(c)  Exhibits.

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
     2.1 Agreement and Plan of Merger, dated as of July 26, 2000, among Symantec, Merger Sub and AXENT. (Incorporated herein by reference to Registrant's Registration Statement on Form S-4 filed on September 20, 2000, File No. 333-46264.)
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SYMANTEC CORPORATION

                                        /s/ Art Courville
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                                        Art Courville
                                        Vice President and General Counsel